UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2017

Zoetis Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35797

(Commission File Number)

46-0696167

(IRS Employer Identification No.)

10 Sylvan Way, Parsippany, NJ

(Address of Principal Executive Offices)

07054

(Zip Code)

(973) 822-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On September 5, 2017, Zoetis Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and the underwriters named therein, for the issuance and sale by the Company of $750,000,000 aggregate principal amount of its 3.000% Senior Notes due 2027 (the “2027 Notes”) and $500,000,000 aggregate principal amount of its 3.950% Senior Notes due 2047 (the “2047 Notes”, and together with the 2027 Notes, the “Notes”). The Notes are to be issued pursuant to an indenture, dated January 28, 2013, between the Company and Deutsche Bank Trust Company Americas (the “Base Indenture”), as supplemented by the third supplemental indenture (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) dated as of September 12, 2017, between Zoetis Inc. and Deutsche Bank Trust Company Americas, as trustee. The offering of the Notes was registered on a Registration Statement on Form S-3 (File No. 333-205777).

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, the Third Supplemental Indenture and the forms of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.

In addition, on September 12, 2017, Zoetis caused to be delivered to the holders of its 1.875% Senior Notes due 2018 (the “2018 Notes”) a notice of redemption (the “Notice”), notifying those noteholders that, pursuant to the Base Indenture, as supplemented by the first supplemental indenture to the Base Indenture (the “First Supplemental Indenture”, and, together with the Base Indenture, the “2018 Notes Indenture”), both dated as of January 28, 2013, Zoetis has elected to redeem, prior to maturity, $750,000,000 in aggregate principal amount of 2018 Notes, in accordance with the terms of the 2018 Notes Indenture and the 2018 Notes (the “Redemption”).

Pursuant to the Notice, the 2018 Notes will be redeemed on October 12, 2017 at a “make-whole” redemption price calculated in accordance with the terms of such notes and the 2018 Notes Indenture.

Zoetis intends to fund the redemption price from the net proceeds it received from its offering of 2027 Notes and 2047 Notes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1 - Underwriting Agreement, dated as of September  5, 2017, between the Company and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner  & Smith Incorporated, and MUFG Securities Americas Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1 - Indenture, dated January 28, 2013, between the Company and Deutsche Bank Trust Company Americas, as Trustee (incorporated by reference to Zoetis Inc.’s Registration Statement on Form S-1 (File No.  333-183254)).

4.2 - Third Supplemental Indenture, dated September  12, 2017, between the Company and Deutsche Bank Trust Company Americas, as Trustee.

4.3 - Form of 3.000% Senior Notes due 2027 (included in Exhibit 4.2 above).

4.4 - Form of 3.950% Senior Notes due 2047 (included in Exhibit 4.2 above).

5.1 - Opinion of Covington & Burling LLP.

23.1 - Consent of Covington & Burling LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: September 12, 2017